Marketable Securities:	9 Months Ended
Sep. 30, 2016
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	September 30,	December 31,
	2016	2015
Fair value at beginning of year	$180,986	$175,541
Dispositions, at cost	(96)	-
Realized gain	(60)	-
Impairment loss	-	(46,629)
Increase in market value	348,435	52,074
Fair value at balance sheet date	$529,265	$180,986

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of September 30, 2016 and December 31, 2015, marketable securities had a cost basis of $111,812 and $111,908, respectively.